As filed with the Securities and Exchange Commission on January 12, 2015

No. 333-200787

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SUNEDISON SEMICONDUCTOR LIMITED

(Exact name of registrant as specified in its charter)

Singapore	3674	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

11 Lorong 3 Toa Payoh

Singapore 319579

(65) 6681-9300

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

C T Corporation System

111 Eighth Avenue

New York, New York 10011

(212) 590-9070

(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

Dennis M. Myers Kirkland & Ellis LLP 300 North LaSalle Chicago, Illinois 60654 (312) 862-2000	Christopher L. Kaufman Tad J. Freese Latham & Watkins LLP 140 Scott Drive Menlo Park, CA 94025 (650) 328-4600

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Estimated Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Ordinary Shares, no par value	13,800,000	$18.99	$262,062,000	$30,452

(1)	Includes 1,800,000 ordinary shares that the underwriters have the option to purchase.
(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended. In accordance with Rule 457(c) of the Securities Act of 1933, as amended, the price shown is the average of the high and low selling prices of the ordinary shares on December 4, 2014, as reported on the NASDAQ Global Select Market.
(3)	This amount was previously paid in connection with the filing of this Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 is being filed solely for the purpose of amending Item 16 of Part II of the Registration Statement on Form S-1 (File No. 333-200787) to reflect the filing of an exhibit to the Registration Statement. No other changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 13, 14, 15, or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 13, 14, 15, and 17 of Part II of the Registration Statement have been omitted from this filing.

Part II

Information not required in prospectus

Item 16. Exhibits and Financial Statement Schedules

(a)	The list of exhibits is set forth under “Exhibit Index” at the end of this registration statement and is incorporated herein by reference.

(b)	See the Index to Combined Financial Statements included on page F-1 for a list of the financial statements included in this registration statement. All schedules not identified above have been omitted because they are not required, are inapplicable, or the information is included in the combined financial statements or notes contained in this registration statement.

Certain of the agreements included as exhibits to this prospectus contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

The registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Peters, State of Missouri, on January 12, 2015.

SUNEDISON SEMICONDUCTOR LIMITED

By: /s/ Shaker Sadasivam
Name: Shaker Sadasivam Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Shaker Sadasivam Shaker Sadasivam	President, Chief Executive Officer and Director (principal executive officer)	January 12, 2015

* Jeffrey L. Hall	Executive Vice President Finance & Administration and Chief Financial Officer (principal financial and accounting officer)	January 12, 2015

* Antonio R. Alvarez	Director	January 12, 2015

* Gideon Argov	Director	January 12, 2015

* Michael F. Bartholomeusz	Director	January 12, 2015

* Jeffrey A. Beck	Director	January 12, 2015

* Justine F. Lien	Director	January 12, 2015

* Brian A. Wuebbels	Director	January 12, 2015

* Abdul Jabbar Bin Karam Din	Director	January 12, 2015

*By:	/s/ Shaker Sadasivam
Shaker Sadasivam, as Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1*	Form of Underwriting Agreement.

3.1	Memorandum and Articles of Association of SunEdison Semiconductor Limited, previously filed as Exhibit 3.1 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on May 28, 2014 and incorporated herein by reference.

4.1	Specimen Stock Certificate, previously filed as Exhibit 4.1 with SunEdison Semiconductor Limited’s Amendment No. 4 to Form S-1 filed on March 21, 2014 (Reg. No. 333-191052) and incorporated herein by reference.

5.1	Opinion of Rajah & Tann LLP, previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

8.1	Opinion of Kirkland & Ellis LLP, previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

8.2	Opinion of Rajah & Tann LLP, previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

10.1	Separation Agreement, dated as of May 27, 2014, by and between SunEdison Semiconductor Limited and SunEdison, Inc., previously filed as Exhibit 10.1 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.2	CCZ and Diamond Coated Wire Licensing Agreement, dated as of May 27, 2014, by and between SunEdison Semiconductor Limited and SunEdison, Inc., previously filed as Exhibit 10.2 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.3	Patent and Technology Cross-License Agreement, dated as of May 27, 2014, by and between SunEdison Semiconductor Limited and SunEdison, Inc., previously filed as Exhibit 10.3 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.4	Transition Services Agreement, dated as of May 27, 2014, by and between SunEdison Semiconductor Limited and SunEdison, Inc., previously filed as Exhibit 10.4 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.5	Tax Matters Agreement, dated as of May 27, 2014, by and between SunEdison Semiconductor Limited and SunEdison, Inc., previously filed as Exhibit 10.5 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.6	Registration Rights Agreement, dated as of May 27, 2014, by and between SunEdison Semiconductor Limited and SunEdison, Inc., previously filed as Exhibit 10.6 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.7	Technology Joint Development and Rights Agreement, dated as of May 27, 2014, by and between SunEdison Semiconductor Limited and SunEdison, Inc., previously filed as Exhibit 10.7 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.8	Employment Agreement, dated as of May 28, 2014, by and between SunEdison Semiconductor Limited and Shaker Sadasivam, previously filed as Exhibit 10.8 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

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Exhibit Number	Exhibit Description

10.9	Registration Rights Agreement, dated as of May 29, 2014, by and between SunEdison Semiconductor Limited and Samsung Fine Chemicals Co., Ltd., previously filed as Exhibit 10.9 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.10	Registration Rights Agreement, dated as of May 29, 2014, by and between SunEdison Semiconductor Limited and Samsung Electronics Co., Ltd., previously filed as Exhibit 10.10 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.11	Joinder and Amendment Agreement to the Joint Venture Agreement, dated as of May 27, 2014, by and among Samsung Fine Chemicals Co., Ltd., SunEdison Products Singapore Pte. Ltd. and SunEdison Semiconductor B.V., previously filed as Exhibit 10.11 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.12	Credit Agreement, dated as of May 27, 2014, by and among SunEdison Semiconductor B.V., SunEdison Semiconductor Limited, Goldman Sachs Bank USA, Macquarie Capital (USA) Inc., Citibank, N.A. and Deutsche Bank AG New York Branch, previously filed as Exhibit 10.12 with SunEdison Semiconductor Limited’s Current Report on Form 8-K filed on June 2, 2014 and incorporated herein by reference.

10.13	Form of indemnification agreement by and between SunEdison Semiconductor Limited and its directors and officers, previously filed as Exhibit 10.7 with SunEdison Semiconductor Limited’s Amendment No. 5 to Form S-1 filed on April 15, 2014 (Reg. No. 333-191052) and incorporated herein by reference.

10.14	Form of Restricted Stock Unit Agreement pursuant to the SunEdison Semiconductor Limited 2014 Long-Term Incentive Plan, previously filed as Exhibit 10.13 with SunEdison Semiconductor Limited’s Amendment No. 4 to Form S-1 filed on March 21, 2014 (Reg. No. 333-191052) and incorporated herein by reference.

10.15	Form of Stock Option Agreement pursuant to the SunEdison Semiconductor Limited 2014 Long-Term Incentive Plan, previously filed as Exhibit 10.22 with SunEdison Semiconductor Limited’s Amendment No. 4 to Form S-1 filed on March 21, 2014 (Reg. No. 333-191052) and incorporated herein by reference.

10.16	SunEdison Semiconductor Limited 2014 Non-Employee Director Incentive Plan, previously filed as Exhibit 10.10 with SunEdison Semiconductor Limited’s Amendment No. 8 to Form S-1 filed on May 19, 2014 (Reg. No. 333-191052) and incorporated herein by reference.

10.17	Form of Stock Option Agreement pursuant to the SunEdison Semiconductor Limited 2014 Non-Employee Director Incentive Plan, previously filed as Exhibit 10.12 with SunEdison Semiconductor Limited’s Amendment No. 4 to Form S-1 filed on March 21, 2014 (Reg. No. 333-191052) and incorporated herein by reference.

10.18	SunEdison Semiconductor Limited 2014 Long-Term Incentive Plan, previously filed with this Registration Statement on Form S-1 filed on December 8, 2014.

10.19	Share Purchase Agreement, dated March 20, 2014, by and between SunEdison Semiconductor Pte. Ltd. and Samsung Fine Chemicals Co., Ltd. previously filed as Exhibit 10.17 with SunEdison Semiconductor Limited’s Amendment No. 4 to Form S-1 filed on March 21, 2014 (Reg. No. 333-191052) and incorporated herein by reference.

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Exhibit Number	Exhibit Description
10.20	Share Purchase Agreement, dated March 20, 2014, by and between SunEdison Semiconductor Pte. Ltd. and Samsung Electronics Co., Ltd., previously filed as Exhibit 10.18 with SunEdison Semiconductor Limited’s Amendment No. 4 to Form S-1 filed on March 21, 2014 (Reg. No. 333-191052) and incorporated herein by reference.

10.21	Wafer Purchase and Sale Agreement, dated March 20, 2014, by and between SunEdison Semiconductor Pte. Ltd. and Samsung Electronics Co., Ltd., previously filed as Exhibit 10.12 with SunEdison Semiconductor Limited’s Amendment No. 4 to Form S-1 filed on March 21, 2014 (Reg. No. 333-191052) and incorporated herein by reference.

10.22	Joint Venture Agreement, dated February 15, 2011, by and between MEMC Singapore Pte. Ltd. and Samsung Fine Chemicals Ltd., previously filed as exhibit 10.82 to the quarterly report on Form 10-Q filed by SunEdison, Inc. (f/k/a MEMC Electronic Materials, Inc.) on May 5, 2011 (file no: 001-13828) and incorporated herein by reference.

10.23	Form of Substitute Global Stock Option Agreement pursuant to the SunEdison Semiconductor Limited 2014 Long-Term Incentive Plan, previously filed with this Registration Statement on Form S-1 filed on December 8, 2014.

10.24	Form of Substitute Global Restricted Stock Unit Agreement pursuant to the SunEdison Semiconductor Limited 2014 Long-Term Incentive Plan, previously filed with this Registration Statement on Form S-1 filed on December 8, 2014.

21.1	List of subsidiaries, previously filed as Exhibit 21.1 with SunEdison Semiconductor Limited’s Amendment No. 4 to Form S-1 filed on March 21, 2014 (Reg. No. 333-191052) and incorporated herein by reference.

23.1	Consent of KPMG LLP, previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

23.2	Consent of Rajah & Tann LLP (included in Exhibit 5.1 and Exhibit 8.2), previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

23.3	Consent of Kirkland & Ellis (included in Exhibit 8.1), previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

24.1	Power of Attorney (previously included on the signature page of this Registration Statement on Form S-1 filed on December 8, 2014).

101.INS–	XBRL Instance Document, previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

101.SCH–	XBRL Taxonomy Extension Schema Document, previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

101.CAL–	XBRL Taxonomy Extension Calculation Linkbase Document, previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

101.DEF–	XBRL Taxonomy Extension Definition Linkbase Document, previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

101.LAB–	XBRL Taxonomy Extension Label Linkbase Document, previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

101.PRE–	XBRL Taxonomy Extension Presentation Linkbase Document, previously filed with Amendment No. 1 to this Registration Statement filed on January 8, 2015.

*	Filed herewith.
–	XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

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